SBL FUND
FILE NO. 811-2753
CIK NO. 0000217087

Prospectus  Supplement for changes to SBL Fund Series I and Series X relating to investment advisory services and investment strategies.

Incorporated  herein by  reference  to the  Registrant's  497(e)  Post-Effective
Amendment No. 44 to Registration Statement 2-59353 filed October 4, 2002.